UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2018

Date of reporting period:  October 31, 2018

Item 1. Reports to Stockholders.

Jackson Square All-Cap Growth Fund
IS Class Shares – JSSSX

Jackson Square Global Growth Fund
IS Class Shares – JSPUX
Institutional Class Shares – JSPTX

Jackson Square Large-Cap Growth Fund
IS Class Shares – DPLGX
Institutional Class Shares – JSPIX
Investor Class Shares – JSPJX

Jackson Square Select 20 Growth Fund
IS Class Shares – DPCEX

Jackson Square SMID-Cap Growth Fund
IS Class Shares – DCGTX
Institutional Class Shares – JSMTX
Investor Class Shares – JSMVX

Annual Report
www.jspfunds.com	October 31, 2018

Jackson Square Funds

December, 2018

Dear Shareholders:

Jackson Square Partners, LLC (“Jackson Square”), a U.S. registered investment adviser, is the adviser to the Jackson Square All-Cap Growth Fund, Jackson Square Global Growth Fund, Jackson Square Large-Cap Growth Fund, Jackson Square Select 20 Growth Fund, and Jackson Square SMID-Cap Growth Fund.

After significant positive absolute returns in the equity market over the past several years, some measures of volatility have reemerged during 2018. The volatility appears to be both technical and fundamental, leaving investors continuing to struggle with accurately predicting the pace of global economic recovery and assessing external factors that threaten economic fundamentals, such as central bank actions and fiscal policy debates across the globe. In any given period, including the fiscal year, the markets oscillate quickly from sector rotations to stock differentiation and then back again. The result can sometimes be investor focus on equities as an asset class as opposed to a focus on company-specific fundamentals. Within this backdrop, the U.S. equity market had been strong with only minor, short-lived pullbacks. The market sell off in the last month of the fiscal year may be signaling an increasing level of sustained investor risk aversion.

Furthermore, President’s Trump’s unconventional style as a head of state and various controversies surrounding his administration may hamper significant policy change. In the short term, we are mindful of the potential macroeconomic implications of Trump’s policy shifts. More recently, President Trump’s public positioning and trade tariffs have created more investor concerns about how a potential global trade war might impact the pace of economic growth.  We believe it is too early to determine the long term magnitude of such outcomes but we will closely monitor President Trump’s tenure with a keen eye on the execution of significant policy shifts.  Nonetheless, regardless of policy outcomes, we remain consistent in our long-term investment philosophy:

We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Jackson Square All-Cap Growth Fund

Jackson Square All-Cap Growth Fund (the “All-Cap Growth Fund”)

For the period November 1, 2017 through October 31, 2018 (the “Period”), the Jackson Square All-Cap Growth Fund IS Class shares returned 7.10%. These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the Russell 3000® Growth Index, returned 10.20%. Strong relative performance in communication services and industrials did not offset weak relative performance in the information technology and consumer discretionary sectors. On a stock specific level, the following were the most significant contributors and detractors during the period.

TripAdvisor Holdings Inc. (& Liberty TripAdvisor Holdings), a travel website providing travel advice and planning features, was a contributor to performance during the period. The company’s earnings reports have been positive during the year, which management has attributed to the stabilization of its core business and lower online acquisition costs. TripAdvisor has seen accelerated growth in its Non-Hotel segment and has integrated third-party networks, such as delivery.com, into TripAdvisor’s website and mobile app, an integration that we believe could drive synergies over the longer-term. We believe the company is an undervalued asset due to its ability to attract almost 500mm interested travelers and that the company is worth more than recognized at the current valuation.

Bioverativ Inc., a biotech company, specializing in the discovery, development, and delivery of therapies for the treatment of hemophilia, was a contributor to performance during the period. Sanofi, a global pharmaceutical company based in France, agreed to buy Bioverativ for $11.6bn, representing a 64% premium to the previous day’s closing.  As a leader in specialty care, Sanofi intends to leverage Bioverativ’s clinical expertise and portfolio in rare blood disorders. Overall, we were pleased with the premium offered.

LiveRamp Holdings, Inc. (formerly Acxiom Holdings, Inc.), a global technology and enablement services company, was a contributor to performance during the period. We entered into this position during the period as we believe it is an underfollowed and undervalued name in the market. The company’s new CEO, Scott Howe, joined from Microsoft in 2011 and has brought new entrepreneurial vigor to a previously sleepy firm. Howe aggressively pursued and acquired LiveRamp, a rapidly growing, subscription-based, data on-boarding and analytics company that has been nurtured as an autonomous division within Acxiom. Additionally, the company recently announced the sale of their legacy AMS or Acxiom Marketing Services business to Interpublic Group for $2.3bn, which will result in net $1.7bn in cash upon closing.  This was approximately half the company’s market cap at the time of our investment. As a result, we believe new management combined with a SaaS data middleware provider embedded in a firm with large cash reserves will position the company to drive value over the long-term.

DENTSPLY Sirona, Inc., a dental equipment maker and dental consumables producer, was a detractor from performance in the period. Investors have been concerned about declining revenues in the U.S. amid continued headwinds related to foreign exchange rates. The company’s projected revenue and cost synergies due to the integration of recent acquisitions have lagged expectations while investment spending has yet to bear fruit. Further, surprising management changes weakened our confidence in the original thesis. It is our opinion that these issues represented fundamental change and we have exited the position.

Symantec Corporation, a global leader in security and information management solutions, was a detractor from performance during the quarter. While we saw many positive developments for our investment thesis on the stock, as the company worked through the transition to a subscription consumption model, we believe the competitive intensity in endpoint security was increasing. We believe this would make it challenging for the company to achieve both its growth and margin targets. As a result, we decided to redeploy the capital elsewhere in the portfolio.

Jackson Square All-Cap Growth Fund

Applied Materials, Inc., the global leader in providing equipment, services and software to enable the manufacture of advanced semiconductors and flat panel displays, was a detractor from performance during the period. Despite earnings broadly in line with guidance, continued industry-wide memory and capex pushouts into 2019 have caused caution among investors who have seen estimates come down across the sector. Nonetheless, we continue to believe we are witnessing a small cyclical downturn in an otherwise strong, secular growth story. We remain confident that Applied Materials is undervalued by the market, is competitively placed in a consolidated sector with high barriers to entry and whose growth drivers, namely increasing capital intensity at an industry level, should benefit the company over the long-term.

Jackson Square All-Cap Growth Fund

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of October 31, 2018

	1 year	Since Inception(1)
IS Class	7.10%	11.65%
Russell 3000® Growth Index(2)	10.20%	17.66%

(1)	The IS Class commenced operations on September 19, 2016.
(2)
The Russell 3000® Growth Index measures the growth segment of the U.S. equity universe.  It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.  One cannot invest directly in an Index.

Jackson Square All-Cap Growth Fund

Sector Allocation(1) (Unaudited)
As of October 31, 2018
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of October 31, 2018
(% of net assets)

Microsoft	7.5%
LiveRamp Holdings	7.5%
New York Times – Class A	5.9%
Biogen	4.3%
FedEx	3.3%
Liberty TripAdvisor Holdings – Series A	3.1%
IQVIA Holdings	3.1%
TripAdvisor	3.0%
KKR & Co. – Class A	2.9%
Take-Two Interactive Software	2.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square Global Growth Fund

Jackson Square Global Growth Fund (the “Global Growth Fund”)

For the period November 1, 2017 through October 31, 2018 (the “Period”), the Jackson Square Global Growth Fund IS Class shares returned 4.49%. The Fund’s Institutional Class shares returned 4.45%. These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the MSCI All Country World Index, returned -0.52%.  Strong relative performance in industrials and health care offset weak relative performance in information technology. On a stock specific level, the following were the most significant contributors and detractors during the period.

Mastercard Inc., a financial service corporation that facilitates electronic funds transfer, was a contributor to performance during the period. The company reported a string of positive earnings, most recently showing quarterly net revenues increasing 17% on a year-on-year basis. Additionally during the period, the company revised up its three year performance estimates higher. We believe the company’s operating margins will continue to expand in the near to mid-term. More broadly, there is an inexorable global payment trend away from paper currency and checks toward electronic payments (credit and debit). We believe that Mastercard is well positioned to take advantage of said trend; the company’s revenues are based on transactions laid over an existing network with minimal incremental capital investment required, resulting in high incremental margins.

CME Group Inc., the financial market company operating options and futures exchanges, was a contributor to performance during the period. The company announced a series of positive earnings showing improving revenues due to strength in interest rate, equities and metals product lines. We believe the company is positioned to benefit from increased trading volumes as a result of increasing volatility rather than the strength of any given market. The CME Group is a platform company with a natural monopoly in many of its futures and clearing products. The business has been highly cash generative with low capital spending requirements. Furthermore, we believe there are multiple regulatory and structural changes that are creating favorable growth conditions for the CME Group.

MonotaRO Co., Ltd., an online Japanese retailer of industrial supply products, was a contributor to performance during the period. The company announced positive earnings during the period and has seen their stock price appreciate. Year-on-year sales increases have been attributed to the mounting effects of the company’s campaign to raise usage frequency, favorable economic conditions and an upsurge in sales to existing customers. Although we are positive on the company’s long-term fundamental outlook and competitive positioning, we are closely monitoring the position size because we believe the company has a higher risk/reward profile than our average holding due to the cyclicality of spending within the industrial supply industry.

Micro Focus International Plc, a software provider, was a detractor to performance during the period. We initially invested in the stock as we were supportive management’s track record of solid execution integrating assets and growing margins and free cash flow. We liked the team’s differentiated focus on optimizing profits from mature software assets versus driving for growth. That said, the stock plummeted in the first quarter on news CEO Chris Hsu was leaving the company. We believe this management change represented significant change in business fundamentals and as such, we exited the position.

IPG Photonics Corporation, a global leader in high performance fiber lasers and amplifiers, was a detractor from performance during the period. The company lowered forward guidance consensus expectations. Reduced demand in Europe and China has resulted in more modest year-on-year growth in orders. While recognizing these near-term headwinds, we believe investors have been overly focused on current macroeconomic and geopolitical pressures rather than the industry’s competitive landscape and IPG’s long-term opportunity. We remain positive on our thesis as the secular industry shift to high power lasers is continuing to grow the total addressable market (TAM) in materials processing and newer applications (medical, telecom, numerous others). We believe the

Jackson Square Global Growth Fund

expansion of the TAM will allow IPG Photonics to continue to grow at a robust rate. Furthermore, we believe the company is not commonly recognized as a leading player in global industrial automation, but that will likely change as the laser industry continues to grow and attract greater attention in the market.

Element Fleet Management Corporation, the largest North American corporate fleet manager, was a detractor from performance during the period. Since early 2018, the company has been under pressure from activist investors urging the company to explore a sale after disappointing earnings. However, a sale is complicated by how much additional leverage can be added to its fleet leasing business. In addition, we believe that management made a series of puzzling decisions to address its challenges which were different than originally planned.  We exited the stock given the increased fundamental risk.

Jackson Square Global Growth Fund

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of October 31, 2018

	1 year	Since Inception(1)
IS Class	4.49%	14.01%
Institutional Class	4.45%	13.94%
MSCI All Country World Index(2)	-0.52%	9.91%

(1)	Both the IS Class and Institutional Class commenced operations on September 19, 2016.
(2)
The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets worldwide.  One cannot invest directly in an Index.

Jackson Square Global Growth Fund

Country Allocation(1) (Unaudited)
As of October 31, 2018
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of October 31, 2018
(% of net assets)

LiveRamp Holdings	4.1%
Microsoft	4.0%
New York Times – Class A	3.8%
IQVIA Holdings	3.7%
Visa – Class A	3.4%
Mastercard – Class A	3.4%
CME Group	3.2%
Intercontinental Exchange	3.1%
Haemonetics	3.1%
Amadeus IT Group	2.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square Large-Cap Growth Fund

Jackson Square Large-Cap Growth Fund (the “Large-Cap Growth Fund”)

For the period November 1, 2017 through October 31, 2018 (the “Period”), the Jackson Square Large-Cap Growth Fund IS Class shares returned 5.49%. The Fund’s Institutional Class shares returned 5.54% at net asset value and Investor shares returned 5.25%.  These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the Russell 1000® Growth Index, returned 10.71%. Strong relative performance in financials and industrials did not offset weak relative performance in information technology and consumer discretionary. On a stock specific level, the following were the most significant contributors and detractors during the period.

Mastercard Inc., a financial service corporation that facilitates electronic funds transfer, was a contributor to performance during the period. The company reported a string of positive earnings, most recently showing quarterly net revenues increasing 17% on a year-on-year basis. Additionally during the period, the company revised up its three year performance estimates higher. We believe the company’s operating margins will continue to expand in the near to mid-term. More broadly, there is an inexorable global payment trend away from paper currency and checks toward electronic payments (credit and debit). We believe that Mastercard is well positioned to take advantage of said trend; the company’s revenues are based on transactions laid over an existing network with minimal incremental capital investment required, resulting in high incremental margins.

Dollar General Corporation, a chain of American variety stores, was a contributor to performance during the period. The company reported strong earnings during the period, including revising up net sales and same-store sales guidance after the second quarter. Looking forward, we believe that the company is well positioned to take advantage of the upcoming holiday season which could help drive sales growth over the short term. Jackson Square owns Dollar General as a contrarian consumer staple play; we believe the company is a highly durable and an underappreciated consumer discretionary franchise. We further believe there is opportunity for growth given the scarcity of valuable retail assets outside of Amazon’s direct line of fire.

TripAdvisor Holdings Inc., a travel website providing travel advice and planning features, was a contributor to performance during the period. The company’s earnings reports have been positive during the year, which management has attributed to the stabilization of its core business and lower online acquisition costs. TripAdvisor has seen accelerated growth in its Non-Hotel segment and has integrated third-party networks, such as delivery.com, into TripAdvisor’s website and mobile app, an integration that we believe could drive synergies over the longer-term. We believe the company is an undervalued asset due to its ability to attract almost 500mm interested travelers and that the company is worth more than recognized at the current valuation.

DENTSPLY Sirona Inc., a dental equipment maker and dental consumables producer, was a detractor from performance in the period. Investors have been concerned about declining revenues in the U.S. amid continued headwinds related to foreign exchange rates. The company’s projected revenue and cost synergies due to the integration of recent acquisitions have lagged expectations while investment spending has yet to bear fruit. Further, surprising management changes weakened our confidence in the original thesis. It is our opinion that these issues represented fundamental change and we have exited the position.

eBay Inc., the online shopping and auction site, was also a detractor. We believe the stock’s recent weakness can be explained by investors’ sense of caution on management’s ability to deliver on eBay’s payments intermediation transition. While we believe that the company’s investments in structured data and improved user experience will continue to have a directionally positive impact on gross merchandise volume, we have been frustrated with the lack of accelerating business momentum.

Jackson Square Large-Cap Growth Fund

Applied Materials, Inc., the global leader in providing equipment, services and software to enable the manufacture of advanced semiconductors and flat panel displays, was a detractor from performance during the period. Despite earnings broadly in line with guidance, continued industry-wide memory and capex pushouts into 2019 have caused caution among investors who have seen estimates come down across the sector. Nonetheless, we continue to believe we are witnessing merely a periodic cyclical downturn in an otherwise strong, secular growth story. We remain confident that Applied Materials is undervalued by the market, is competitively placed in a consolidated sector with high barriers to entry and whose growth drivers, namely increasing capital intensity at an industry level, should benefit the company over the long-term.

Jackson Square Large-Cap Growth Fund

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of October 31, 2018

	1 year	5 years	10 years	Since Inception(1)
IS Class	5.49%	9.92%	14.37%	8.35%
Institutional Class	5.54%	9.85%	14.27%	8.26%
Investor Class	5.25%	9.57%	13.98%	7.99%
Russell 1000® Growth Index(2)	10.71%	13.43%	15.45%	10.17%

(1)
The IS Class commenced operations on November 1, 2005, and the Institutional Class and Investor Class shares commenced operations on September 19, 2016.  Performance for the Institutional Class and Investor Class prior to inception of each class is based on the performance of the IS Class shares, adjusted for higher expenses applicable to each class’ shares.

(2)
The Russell 1000® Growth Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.  One cannot invest directly in an Index.

Jackson Square Large-Cap Growth Fund

Sector Allocation(1) (Unaudited)
As of October 31, 2018
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of October 31, 2018
(% of net assets)

Microsoft	9.0%
IQVIA Holdings	5.3%
Biogen	4.7%
KKR & Co. – Class A	4.7%
Alphabet – Class A & C	4.5%
Dollar General	4.1%
Take-Two Interactive Software	4.0%
UnitedHealth Group	3.9%
PayPal Holdings	3.9%
Hasbro	3.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square Select 20 Growth Fund

Jackson Square Select 20 Growth Fund (the “Select 20 Growth Fund”)

For the period November 1, 2017 through October 31, 2018 (the “Period”), the Jackson Square Select 20 Growth Fund IS Class shares returned 9.05%. These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the Russell 3000® Growth Index, returned 10.20%.  For the period, the fund underperformed its benchmark, the Russell 3000® Growth. Strong relative performance in communication services and industrials did not offset weak relative performance in information technology and consumer discretionary. On a stock specific level, the following were the most significant contributors and detractors during the period.

Bioverativ Inc., a biotech company, specializing in the discovery, development, and delivery of therapies for the treatment of hemophilia, was a contributor to performance during the period. Sanofi, a global pharmaceutical company based in France, agreed to buy Bioverativ for $11.6bn, representing a 64% premium to the previous day’s closing.  As a leader in specialty care, Sanofi intends to leverage Bioverativ’s clinical expertise and portfolio in rare blood disorders. Overall, we were pleased with the premium offered.

TripAdvisor Holdings Inc., a travel website providing travel advice and planning features, was a contributor to performance during the period. The company’s earnings reports have been positive during the year, which management has attributed to the stabilization of its core business and lower online acquisition costs. TripAdvisor has seen accelerated growth in its Non-Hotel segment and has integrated third-party networks, such as delivery.com, into TripAdvisor’s website and mobile app, an integration that we believe could drive synergies over the longer-term. We believe the company is an undervalued asset due to its ability to attract almost 500mm interested travelers and that the company is worth more than recognized at the current valuation.

IQVIA Holdings Inc. (formerly Quintiles IMS Holdings, Inc.), a provider of outsourced research and development and commercial solutions for pharmaceutical companies was a contributor to performance during the period. The stock rallied during the year on the back of strong earnings. The company had its largest ever R&D bookings quarter in 2Q18 and cited significant strategic investments which have begun to build operating momentum as key growth drivers. Given the better performance, the company raised revenue and profit guidance for the year. We believe the company is uniquely positioned due to its unmatched data set to run a clinical trial faster than the status quo and an analytical toolkit that enhances the value proposition for potential customers. Furthermore, we believe the company stands to benefit from the growing contract research organization (CRO) market, as biotech companies increasingly outsource R&D to independent providers.

DENTSPLY Sirona, Inc., a dental equipment maker and dental consumables producer, was a detractor from performance in the period. Investors have been concerned about declining revenues in the U.S. amid continued headwinds related to foreign exchange rates. The company’s projected revenue and cost synergies due to the integration of recent acquisitions have lagged expectations while investment spending has yet to bear fruit. Further, surprising management changes weakened our confidence in the original thesis. It is our opinion that these issues represented fundamental change and we have exited the position.

Applied Materials, Inc., the global leader in providing equipment, services and software to enable the manufacture of advanced semiconductors and flat panel displays, was a detractor from performance during the period. Despite earnings broadly in line with guidance, continued industry-wide memory and capex pushouts into 2019 have caused caution among investors who have seen estimates come down across the sector. Nonetheless, we continue to believe we are witnessing merely a periodic cyclical downturn in an otherwise strong, secular growth story. We remain confident that Applied Materials is undervalued by the market, is competitively placed in a consolidated sector with high barriers to entry and whose growth drivers, namely increasing capital intensity at an industry level, should benefit the company over the long-term.

Jackson Square Select 20 Growth Fund

Symantec Corporation, a global leader in security and information management solutions, was a detractor from performance during the quarter. While we saw many positive developments for our investment thesis on the stock, as the company worked through the transition to a subscription consumption model, we believe the competitive intensity in endpoint security was increasing. We believe this would make it challenging for the company to achieve both its growth and margin targets. As a result, we decided to redeploy the capital elsewhere in the portfolio.

Jackson Square Select 20 Growth Fund

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of October 31, 2018

	1 year	5 years	10 years	Since Inception(1)
IS Class	9.05%	8.33%	13.81%	3.00%
Russell 3000® Growth Index(2)	10.20%	13.06%	15.33%	3.96%

(1)	The IS Class commenced operations on March 31, 2000.
(2)
The Russell 3000® Growth Index measures the growth segment of the U.S. equity universe.  It includes those Russell 3000® Index composites with higher price-to-book ratios and higher forecasted growth values.  One cannot invest directly in an Index.

Jackson Square Select 20 Growth Fund

Sector Allocation(1) (Unaudited)
As of October 31, 2018
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of October 31, 2018
(% of net assets)

Microsoft	9.9%
TripAdvisor	7.0%
LiveRamp Holdings	6.8%
New York Times – Class A	6.0%
Visa – Class A	5.9%
Autodesk	5.1%
IQVIA Holdings	4.8%
PayPal Holdings	4.7%
Intercontinental Exchange	4.6%
Take-Two Interactive Software	4.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square SMID-Cap Growth Fund

Jackson Square SMID-Cap Growth Fund (the “SMID-Cap Growth Fund”)

For the period November 1, 2017 through October 31, 2018 (the “Period”), the Jackson Square SMID-Cap Growth Fund IS Class shares returned 12.13%. The Fund’s Institutional Class shares returned 12.04% at net asset value and Investor shares returned 11.75% during the same Period. These figures reflect all distributions reinvested. During the Period, the Fund’s benchmark, the Russell 2500® Growth Index, returned 5.52%.  Strong relative performance in health care and information technology offset weak relative performance in real estate and financials. On a stock specific level, the following were the most significant contributors and detractors during the period.

ABIOMED, Inc., a leading provider of cardiology medical devices that provide circulatory support, was a contributor to performance in the period. ABIOMED’s full year fiscal year earnings announced total revenues were up 33% over the prior year. Management remains confident in the clinical interest in the Impella device and believes there is significant room for further market penetration. We likewise believe the increased usage of the company’s heart pump through additional indications and geographical expansion should further enhance the company’s ability to grow and increase shareholder value.

Bioverativ Inc., a biotech company, specializing in the discovery, development, and delivery of therapies for the treatment of hemophilia, was a contributor to performance during the period. Sanofi, a global pharmaceutical company based in France, agreed to buy Bioverativ for $11.6bn, representing a 64% premium to the previous day’s closing.  As a leader in specialty care, Sanofi intends to leverage Bioverativ’s clinical expertise and portfolio in rare blood disorders. Overall, we were pleased with the premium offered.

Wix.com Ltd., a cloud-based web development platform, was a contributor to performance during the period. The stock has exhibited strong performance due to a series of strong earnings calls. We believe Wix is well positioned to capture incremental user growth at the expense of its competitors due to its superior search engine optimization and third-party reviews. Longer–term, we believe the growth opportunity for the company remains attractive, due in part to the fact that there are over 400 million small and medium businesses, the majority of which have yet to obtain an online presence.

Affiliated Managers Group Inc., an asset management company that owns stakes in a number of boutique investment managers, hedge funds and private equity firms, was a detractor from performance during the period. The company has reported strong earnings and growing AUM however, it has seen modest outflows during the year. We believe flow activity can often be transitory and follow short term performance or market trends, and therefore we are not overly concerned. Furthermore, there is a growing need for risk management and alternative investment solutions within the financial services industry, all of which should benefit AMG and position the company for continued growth going forward.

Element Fleet Management Corporation, the largest North American corporate fleet manager, was a detractor from performance during the period. Since early 2018, the company has been under pressure from activist investors urging the company to explore a sale after disappointing earnings. However, a sale is complicated by how much additional leverage can be added to its fleet leasing business. In addition, we believe that management made a series of puzzling decisions to address its challenges which were different than originally planned.  We exited the stock given the increased fundamental risk.

Redfin Corporation, the web-based real estate database and brokerage service, was a detractor from performance during the period. The stock has lagged due to investor concerns of a weaker macro environment and potential execution risk for Redfin Now, an initiative where Redfin purchases and sells homes themselves rather than brokering deals. That said, while historically viewed as a buyer’s research tool, the company is now beginning to gain critical mass on the sell-side. We believe there is ample opportunity for the company to gain market share as it disrupts the real estate brokerage market by streamlining the home buying and selling process and emphasizing pricing and inventory transparency.

Jackson Square SMID-Cap Growth Fund

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Returns as of October 31, 2018

	1 year	5 years	10 years	Since Inception(1)
IS Class	12.13%	10.94%	18.46%	11.07%
Institutional Class	12.04%	10.86%	18.36%	10.97%
Investor Class	11.75%	10.56%	18.05%	10.69%
Russell 2500® Growth Index(2)	5.52%	9.53%	15.06%	9.44%

(1)
The IS Class commenced operations on December 1, 2003, the Institutional Class commenced operations on September 16, 2016 and the Investor Class commenced operations on September 19, 2016.  Performance of the Institutional Class and Investor Class prior to inception of each class is based on the performance of the IS Class, adjusted for the higher expenses applicable to each class’ shares.

(2)
The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values.  One cannot invest directly in an Index.

Jackson Square SMID-Cap Growth Fund

Sector Allocation(1) (Unaudited)
As of October 31, 2018
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of October 31, 2018
(% of net assets)

LiveRamp Holdings	6.6%
New York Times – Class A	6.4%
j2 Global	5.3%
Bio-Techne	5.3%
Equity Commonwealth – REIT	5.1%
Dunkin’ Brands Group	4.6%
Cars.com	4.5%
Liberty TripAdvisor Holdings – Series A	3.9%
LendingTree	3.8%
Paycom Software	3.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Jackson Square Funds

Expense Examples (Unaudited)
October 31, 2018

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 – October 31, 2018).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

All-Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(5/1/2018)	(10/31/2018)	(5/1/2018 to 10/31/2018)
IS Class Actual(2)	$1,000.00	$1,042.30	$4.63
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.67	$4.58

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.90% for the IS Class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended October 31, 2018 of 4.23% for the IS Class.

Jackson Square Funds

Expense Examples (Unaudited) – Continued
October 31, 2018

Global Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(5/1/2018)	(10/31/2018)	(5/1/2018 to 10/31/2018)
IS Class Actual(2)	$1,000.00	$1,024.60	$5.36
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.91	$5.35
Institutional Class Actual(2)	$1,000.00	$1,024.20	$5.36
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.91	$5.35

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.05% and 1.05% for the IS Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended October 31, 2018 of 2.46% and 2.42% for the IS Class and Institutional Class, respectively.

Large Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(5/1/2018)	(10/31/2018)	(5/1/2018 to 10/31/2018)
IS Class Actual(4)	$1,000.00	$1,022.70	$3.26
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,021.98	$3.26
Institutional Class Actual(4)	$1,000.00	$1,022.70	$3.26
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,021.98	$3.26
Investor Class Actual(4)	$1,000.00	$1,021.30	$4.53
Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.72	$4.53

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.64%, 0.64% and 0.89% for the IS Class, Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended October 31, 2018 of 2.27%, 2.27% and 2.13% for the IS Class, Institutional Class and Investor Class, respectively.

Jackson Square Funds

Expense Examples (Unaudited) – Continued
October 31, 2018

Select 20 Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(5/1/2018)	(10/31/2018)	(5/1/2018 to 10/31/2018)
IS Class Actual(2)	$1,000.00	$1,043.30	$4.48
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.82	$4.43

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.87% for the IS Class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended October 31, 2018 of 4.33% for the IS Class.

SMID-Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(5/1/2018)	(10/31/2018)	(5/1/2018 to 10/31/2018)
IS Class Actual(4)	$1,000.00	$1,028.90	$4.45
IS Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.82	$4.43
Institutional Class Actual(4)	$1,000.00	$1,029.00	$4.81
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.47	$4.79
Investor Class Actual(4)	$1,000.00	$1,027.30	$6.23
Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.06	$6.21

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.87%, 0.94% and 1.22% for the IS Class, Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended October 31, 2018 of 2.89%, 2.90% and 2.73% for the IS Class, Institutional Class and Investor Class, respectively.

Jackson Square All-Cap Growth Fund

Schedule of Investments
October 31, 2018

Description	Shares	Value
COMMON STOCKS – 96.9%

Consumer Discretionary – 21.1%
Cars.com*	508	$13,264
Dollar General	1,161	129,312
Dollar Tree*	142	11,971
Dunkin’ Brands Group	410	29,750
eBay*	506	14,689
Hasbro	1,648	151,138
Liberty Global – Series A*(a)	1,659	42,520
Liberty Global – Series C*(a)	2,981	74,644
Liberty Media-Liberty Formula One – Class C*	136	4,499
Liberty TripAdvisor Holdings – Series A*	11,741	169,305
Lowe’s Companies	133	12,665
New York Times – Class A	12,273	324,007
TripAdvisor*	3,135	163,459
Wyndham Hotels & Resorts	56	2,760
ZOZO (a)(b)	330	7,918
		1,151,901
Energy – 1.5%
Centennial Resource Development – Class A*	2,835	54,319
Kinder Morgan	1,615	27,487
		81,806
Financial Services – 19.0%
Affiliated Managers Group	63	7,160
Charles Schwab	3,046	140,847
CME Group	662	121,305
Crown Castle International – REIT	478	51,978
Equinix – REIT	24	9,090
Equity Commonwealth – REIT	1,225	36,480
Intercontinental Exchange	986	75,961
KKR & Co. – Class A	6,647	157,201
LendingTree*	190	38,321
Mastercard – Class A	486	96,068
Outfront Media – REIT	732	12,971
PayPal Holdings*	1,614	135,883
Redfin*	3,793	58,602
Visa – Class A	695	95,806
		1,037,673

See Notes to the Financial Statements

Jackson Square All-Cap Growth Fund

Schedule of Investments – Continued
October 31, 2018

Description	Shares	Value
COMMON STOCKS – 96.9% (Continued)

Health Care – 13.8%
ABIOMED*	39	$13,307
AMAG Pharmaceuticals*	1,700	36,550
Biogen*	774	235,505
Cambrex*	83	4,423
Evolent Health – Class A*	558	12,387
Haemonetics*	325	33,953
Illumina*	281	87,433
IQVIA Holdings*	1,365	167,799
Portola Pharmaceuticals*	1,614	31,780
UnitedHealth Group	496	129,630
		752,767
Industrials – 0.6%
Safran (a)(b)	275	35,537

Producer Durables – 6.6%
Boeing	362	128,459
Expeditors International of Washington	659	44,272
Experian (a)(b)	421	9,683
FedEx	813	179,136
		361,550
Technology – 33.1%#
Alibaba Group Holding – ADR*	141	20,062
Alphabet – Class A*	39	42,533
Alphabet – Class C*	69	74,297
Amadeus IT Group (a)(b)	63	5,073
Applied Materials	3,683	121,097
Arista Networks*	282	64,959
ASML Holding (a)(b)	53	9,129
Autodesk*	936	120,978
Baidu – ADR*	124	23,567
Coupa Software*	186	12,058
Electronic Arts*	981	89,251
IHS Markit*	697	36,613
IPG Photonics*	137	18,296
LiveRamp Holdings*	8,958	409,201
Logitech International (a)(b)	419	15,513
MercadoLibre	30	9,735
Microsoft	3,854	411,646
Paycom Software*	37	4,632

See Notes to the Financial Statements

Jackson Square All-Cap Growth Fund

Schedule of Investments – Continued
October 31, 2018

Description	Shares	Value
COMMON STOCKS – 96.9% (Continued)

Technology – 33.1%# (Continued)
Samsung Electronics (a)(b)	150	$5,615
Samsung Electronics – GDR (b)	24	22,418
Samsung Electronics – GDR (b)	9	8,372
Scout24 (a)(b)	636	26,358
ServiceNow, Inc.*	29	5,250
Take-Two Interactive Software*	1,211	156,062
Tencent Holdings (a)(b)	303	10,381
Varonis Systems, Inc.*	797	48,673
Wix.com*	172	16,744
Yelp*	517	22,138
		1,810,651
Utilities – 1.2%
j2 Global	934	68,033

TOTAL COMMON STOCKS
(Cost $4,758,340)		5,299,918
Total Investments – 96.9%
(Cost $4,758,340)		5,299,918
Other Assets and Liabilities, Net – 3.1%		170,553
Total Net Assets – 100.0%		$5,470,471

*	Non-income producing security.
(a)	Foreign Security.
(b)	Level 2 Security.
#	As of October 31, 2018, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Schedule of Investments
October 31, 2018

Description	Shares	Value
COMMON STOCKS – 99.3%

Brazil – 6.2%
Arco Platform – Class A*	5,774	$123,044
Localiza Rent a Car	29,188	224,312
MercadoLibre	876	284,262
		631,618
China/Hong Kong – 4.3%
Alibaba Group Holding – ADR*	1,157	164,618
Baidu – ADR*	1,436	272,926
		437,544
Denmark – 2.6%
DSV (a)	3,266	262,013

France – 1.5%
Safran (a)	1,201	155,202

Germany – 2.3%
Scout24 (a)	5,560	230,424

Japan – 5.4%
MonotaRO (a)	9,254	204,019
Otsuka Holdings (a)	6,073	290,459
ZOZO (a)	2,043	49,020
		543,498
Netherlands – 2.6%
ASML Holding (a)	1,556	268,010

South Korea – 2.4%
Samsung Electronics (a)	6,590	246,702

Spain – 2.9%
Amadeus IT Group (a)	3,695	297,537

United Kingdom – 14.3%
Bunzl (a)	9,015	265,942
Experian (a)	12,276	282,338
IHS Markit*	4,205	220,889
InterContinental Hotels Group (a)	3,697	193,981
Intertek Group (a)	3,925	235,172
Liberty Global – Series C*	9,870	247,145
		1,445,467

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Schedule of Investments – Continued
October 31, 2018

Description	Shares	Value
COMMON STOCKS – 99.3% (Continued)

United States – 54.8%
Alphabet – Class A*	142	$154,862
Biogen*	861	261,976
CME Group	1,779	325,984
Electronic Arts*	2,372	215,805
FedEx	1,225	269,916
Haemonetics*	2,976	310,903
Illumina*	636	197,891
Intercontinental Exchange	4,097	315,633
IPG Photonics*	1,585	211,677
IQVIA Holdings*	3,021	371,372
KKR & Co. – Class A	10,008	236,689
LiveRamp Holdings*	9,010	411,577
Mastercard – Class A	1,751	346,120
Microsoft	3,782	403,955
New York Times – Class A	14,538	383,803
PayPal Holdings*	2,971	250,129
TripAdvisor*	4,619	240,835
UnitedHealth Group	1,128	294,803
Visa – Class A	2,525	348,071
		5,552,001
TOTAL COMMON STOCKS
(Cost $8,475,558)		10,070,016
Total Investments – 99.3%
(Cost $8,475,558)		10,070,016
Other Assets and Liabilities, Net – 0.7%		69,727
Total Net Assets – 100.0%		$10,139,743

*	Non-income producing security.
(a)	Level 2 Security.
ADR – American Depositary Receipt

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Schedule of Investments – Continued
October 31, 2018

At October 31, 2018, the sector diversification for the Fund was as follows:
% of
Sector	Net Assets
Technology#	34.6%
Financial Services	18.0%
Health Care	17.0%
Consumer Discretionary	13.0%
Producer Durables	13.0%
Industrials	3.7%
Other Assets and Liabilities, Net	0.7%
Total	100.0%

#	As of October 31, 2018, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Schedule of Investments
October 31, 2018

Description	Shares	Value
COMMON STOCKS – 97.5%

Consumer Discretionary – 16.9%
Dollar General	43,424	$4,836,565
Dollar Tree*	15,441	1,301,676
Hasbro	50,967	4,674,184
Liberty Global – Series A*(a)	30,179	773,488
Liberty Global – Series C*(a)	155,480	3,893,219
TripAdvisor*	87,420	4,558,079
		20,037,211
Financial Services – 29.4%#
Charles Schwab	81,215	3,755,381
CME Group	17,157	3,143,849
Crown Castle International – REIT	31,361	3,410,195
Equinix – REIT	4,323	1,637,293
Intercontinental Exchange	57,376	4,420,247
KKR & Co. – Class A	233,514	5,522,606
Mastercard – Class A	20,531	4,058,363
PayPal Holdings*	55,526	4,674,734
Visa – Class A	31,275	4,311,259
		34,933,927
Health Care – 17.0%
Biogen*	18,366	5,588,223
Illumina*	11,546	3,592,538
IQVIA Holdings*	51,321	6,308,890
UnitedHealth Group	17,896	4,677,120
		20,166,771
Producer Durables – 3.9%
FedEx	21,107	4,650,716

Technology – 30.3%#
Alibaba Group Holding – ADR*	12,075	1,718,031
Alphabet – Class A*	3,379	3,685,070
Alphabet – Class C*	1,507	1,622,692
Applied Materials	106,179	3,491,166
Arista Networks*	14,446	3,327,636
Autodesk*	30,231	3,907,357
Electronic Arts*	29,842	2,715,025

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Schedule of Investments – Continued
October 31, 2018

Description	Shares	Value
COMMON STOCKS – 97.5% (Continued)

Technology – 30.3%# (Continued)
Microsoft	100,171	$10,699,264
Take-Two Interactive Software*	36,731	4,733,524
		35,899,765
TOTAL COMMON STOCKS
(Cost $100,742,799)		115,688,390
Total Investments – 97.5%
(Cost $100,742,799)		115,688,390
Other Assets and Liabilities, Net – 2.5%		3,010,638
Total Net Assets – 100.0%		$118,699,028

*	Non-income producing security.
(a)	Foreign Security.
#	As of October 31, 2018, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Jackson Square Select 20 Growth Fund

Schedule of Investments
October 31, 2018

Description	Shares	Value
COMMON STOCKS – 99.8%

Consumer Discretionary – 21.5%
Hasbro	2,280	$209,098
Liberty Global – Series C*(a)	8,003	200,395
New York Times – Class A	10,972	289,661
TripAdvisor*	6,464	337,033
		1,036,187
Financial Services – 26.5%#
Charles Schwab	3,832	177,192
CME Group	1,143	209,443
Intercontinental Exchange	2,837	218,563
KKR & Co. – Class A	6,691	158,242
PayPal Holdings*	2,654	223,440
Visa – Class A	2,068	285,074
		1,271,954
Health Care – 9.1%
Biogen*	670	203,861
IQVIA Holdings*	1,888	232,092
		435,953
Producer Durables – 8.1%
Boeing	588	208,658
FedEx	815	179,577
		388,235
Technology – 34.6%#
Alphabet – Class A*	98	106,877
Alphabet – Class C*	99	106,601
Applied Materials	5,680	186,758
Autodesk*	1,889	244,153
LiveRamp Holdings*	7,202	328,987
Microsoft	4,437	473,916
Take-Two Interactive Software*	1,662	214,182
		1,661,474
TOTAL COMMON STOCKS
(Cost $3,722,888)		4,793,803
Total Investments – 99.8%
(Cost $3,722,888)		4,793,803
Other Assets and Liabilities, Net – 0.2%		9,136
Total Net Assets – 100.0%		$4,802,939

*	Non-income producing security.
(a)	Foreign Security.
#	As of October 31, 2018, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Schedule of Investments
October 31, 2018

Description	Shares	Value
COMMON STOCKS – 98.5%

Consumer Discretionary – 27.2%#
Cars.com*	967,622	$25,264,610
Dunkin’ Brands Group	354,890	25,750,818
Liberty Media-Liberty Formula One – Class C*	423,914	14,023,075
Liberty TripAdvisor Holdings – Series A*	1,540,307	22,211,227
New York Times – Class A	1,375,166	36,304,382
TripAdvisor*	197,882	10,317,568
Wyndham Hotels & Resorts	395,051	19,472,064
		153,343,744
Energy – 1.4%
Core Laboratories	91,319	7,784,032

Financial Services – 16.4%
Affiliated Managers Group	97,164	11,043,660
Equity Commonwealth – REIT	969,588	28,874,331
LendingTree*	106,369	21,453,564
MSCI	53,896	8,104,880
Outfront Media – REIT	395,029	6,999,914
Redfin*	1,026,250	15,855,562
		92,331,911
Health Care – 16.3%
ABIOMED*	47,424	16,181,069
AMAG Pharmaceuticals*	602,220	12,947,730
Bio-Techne	177,555	29,779,525
Cambrex*	231,464	12,334,716
Haemonetics*	125,740	13,136,058
Portola Pharmaceuticals*	379,897	7,480,172
		91,859,270
Producer Durables – 5.5%
Expeditors International of Washington	219,503	14,746,212
Graco	391,548	15,908,595
		30,654,807
Technology – 26.4%#
Coupa Software*	240,852	15,614,435
LiveRamp Holdings*	807,536	36,888,244
Logitech International (a)(b)	436,225	16,150,925
Paycom Software*	164,830	20,636,716
Ubiquiti Networks	101,430	9,442,119
Varonis Systems, Inc.*	230,132	14,054,161

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Schedule of Investments – Continued
October 31, 2018

Description	Shares/Par	Value
COMMON STOCKS – 98.5% (Continued)

Technology – 26.4%# (Continued)
Wix.com*	175,214	$17,057,083
Yelp*	439,729	18,829,196
		148,672,879
Utilities – 5.3%
j2 Global	410,285	29,885,159
TOTAL COMMON STOCKS
(Cost $522,475,613)		554,531,802

SHORT-TERM INVESTMENT – 1.6%
United States Treasury Bill
2.294%, 2/28/2019 (b)^	$9,052,000	8,983,367
TOTAL SHORT-TERM INVESTMENT
(Cost $8,985,798)		8,983,367
Total Investments – 100.1%
(Cost $531,461,411)		563,515,169
Other Assets and Liabilities, Net – (0.1)%		(481,577)
Total Net Assets – 100.0%		$563,033,592

*	Non-income producing security.
(a)	Foreign Security.
(b)	Level 2 Security.
#	As of October 31, 2018, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 10 in Notes to the Financial Statements.
^	The rate shown is the effective yield as of October 31, 2018
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Jackson Square Funds

Statements of Assets and Liabilities
October 31, 2018

	All-Cap	Global	Large-Cap
	Growth Fund	Growth Fund	Growth Fund
ASSETS:
Investment securities:
At cost	$4,758,340	$8,475,558	$100,742,799
At value	$5,299,918	$10,070,016	$115,688,390
Cash	225,903	159,954	2,407,528
Receivable for investment securities sold	25,910	92,404	1,191,704
Dividends receivable	1,832	4,627	67,052
Receivable from investment adviser	1,522	—	—
Prepaid expenses	2,430	2,934	36,071
Total Assets	5,557,515	10,329,935	119,390,745
LIABILITIES:
Payable for investment securities purchased	58,536	154,493	589,118
Payable to investment adviser	—	3,879	47,511
Payable for fund administration & accounting fees	2,486	3,434	17,859
Payable for compliance fees	63	113	1,511
Payable for transfer agent fees & expenses	3,553	6,205	11,258
Payable for custody fees	2,996	2,504	3,400
Payable for trustee fees	—	3	102
Accrued distribution and/or shareholder servicing fees	—	42	262
Payable for audit fees	16,007	16,499	15,996
Accrued expenses	3,403	3,020	4,700
Total Liabilities	87,044	190,192	691,717
NET ASSETS	$5,470,471	$10,139,743	$118,699,028
NET ASSETS CONSIST OF:
Paid-in capital	$4,390,161	$7,972,798	$78,670,658
Total distributable earnings	1,080,310	2,166,945	40,028,370
Total net assets	$5,470,471	$10,139,743	$118,699,028

IS Class:
Net Assets	$5,470,471	$10,074,110	$116,866,745
Shares issued and outstanding(1)	241,157	432,820	8,384,495
Net asset value, offering price, and redemption price per share	$22.68	$23.28	$13.94

Institutional Class:
Net Assets	$—	$65,633	$1,783,030
Shares issued and outstanding(1)	—	2,822	127,812
Net asset value, offering price, and redemption price per share	$—	$23.25	$13.95

Investor Class:
Net Assets	$—	$—	$49,253
Shares issued and outstanding(1)	—	—	3,541
Net asset value, offering price, and redemption price per share	$—	$—	$13.91

(1)  Unlimited shares authorized without par value

See Notes to the Financial Statements

Jackson Square Funds

Statements of Assets and Liabilities – Continued
October 31, 2018

	Select 20	SMID-Cap
	Growth Fund	Growth Fund
ASSETS:
Investment securities:
At cost	$3,722,888	$531,461,411
At value	$4,793,803	$563,515,169
Cash	17,026	179,563
Dividends receivable	3,868	250,132
Receivable from investment adviser	3,142	—
Receivable for capital shares sold	—	545,042
Prepaid expenses	11,038	18,871
Total Assets	4,828,877	564,508,777
LIABILITIES:
Payable for capital shares redeemed	—	935,611
Payable to investment adviser	—	348,797
Payable for fund administration & accounting fees	1,548	68,963
Payable for compliance fees	60	6,244
Payable for transfer agent fees & expenses	3,543	17,403
Payable for custody fees	1,402	12,000
Payable for trustee fees	—	274
Accrued distribution and/or shareholder servicing fees	—	40,526
Payable for audit fees	15,996	15,996
Accrued expenses	3,389	29,371
Total Liabilities	25,938	1,475,185
NET ASSETS	$4,802,939	$563,033,592
NET ASSETS CONSIST OF:
Paid-in capital	$3,756,624	$465,896,923
Total distributable earnings	1,046,315	97,136,669
Total net assets	$4,802,939	$563,033,592

IS Class:
Net Assets	$4,802,939	$197,379,555
Shares issued and outstanding(1)	867,707	8,281,990
Net asset value, offering price, and redemption price per share	$5.54	$23.83

Institutional Class:
Net Assets	$—	$297,203,151
Shares issued and outstanding(1)	—	12,483,806
Net asset value, offering price, and redemption price per share	$—	$23.81

Investor Class:
Net Assets	$—	$68,450,886
Shares issued and outstanding(1)	—	2,892,052
Net asset value, offering price, and redemption price per share	$—	$23.67

(1)  Unlimited shares authorized without par value

See Notes to the Financial Statements

Jackson Square Funds

Statements of Operations
For the Year Ended October 31, 2018

	All-Cap	Global	Large-Cap
	Growth Fund	Growth Fund	Growth Fund
INVESTMENT INCOME:
Dividend income	$43,005	$78,886	$1,125,648
Less: Foreign taxes withheld	(641)	(4,794)	(3,268)
Interest income	341	1,223	8,522
Total investment income	42,705	75,315	1,130,902

EXPENSES:
Investment advisory fees (See Note 4)	35,657	80,945	813,962
Transfer agent fees & expenses (See Note 4)	21,072	36,879	68,233
Custody fees (See Note 4)	18,361	17,735	20,597
Audit fees	16,011	16,502	16,004
Fund administration & accounting fees (See Note 4)	15,490	22,077	118,059
Trustee fees	8,933	8,905	9,495
Other expenses	7,839	7,720	8,963
Legal fees	6,227	5,721	5,767
Federal & state registration fees	3,310	4,425	44,519
Postage & printing fees	1,017	1,144	2,301
Compliance fees (See Note 4)	407	758	11,080
Distribution and/or shareholder servicing fees (See Note 5)
Institutional Class	—	—	—
Investor Class	—	—	128
Total expenses before reimbursement/waiver	134,324	202,811	1,119,108
Less: reimbursement/waiver from adviser (See Note 4)	(84,947)	(96,571)	(171,824)
Total net expenses	49,377	106,240	947,284
NET INVESTMENT INCOME (LOSS)	(6,672)	(30,925)	183,618

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND TRANSLATIONS OF FOREIGN CURRENCY
Net realized gain on investments, including foreign currency gain (loss)	568,237	608,805	31,921,984
Net change in unrealized appreciation (depreciation)
of investments and translations of foreign currency	(201,317)	(164,468)	(21,850,400)
Net realized and unrealized gain on investments
and translations of foreign currency	366,920	444,337	10,071,584

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$360,248	$413,412	$10,255,202

See Notes to the Financial Statements

Jackson Square Funds

Statements of Operations – Continued
For the Year Ended October 31, 2018

	Select 20	SMID-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME:
Dividend income	$70,000	$5,452,615
Less: Foreign taxes withheld	—	(93,646)
Interest income	309	352,463
Total investment income	70,309	5,711,432

EXPENSES:
Investment advisory fees (See Note 4)	46,981	3,562,626
Transfer agent fees & expenses (See Note 4)	20,724	98,440
Federal & state registration fees	19,830	63,614
Audit fees	16,004	16,004
Fund administration & accounting fees (See Note 4)	9,575	345,358
Trustee fees	9,102	9,845
Other expenses	7,853	10,491
Custody fees (See Note 4)	7,836	66,071
Legal fees	6,134	6,014
Compliance fees (See Note 4)	568	35,170
Postage & printing fees	40	21,246
Distribution and/or shareholder servicing fees (See Note 5)
Institutional Class	—	194,492
Investor Class	—	123,425
Total expenses before reimbursement/waiver	144,647	4,552,796
Less: reimbursement/waiver from adviser (See Note 4)	(81,765)	(102,233)
Total net expenses	62,882	4,450,563
NET INVESTMENT INCOME	7,427	1,260,869

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND TRANSLATIONS OF FOREIGN CURRENCY
Net realized gain on investments, including foreign currency gain (loss)	11,311,469	69,575,762
Net change in unrealized appreciation (depreciation)
of investments and translations of foreign currency	(10,748,101)	(31,823,692)
Net realized and unrealized gain on investments
and translations of foreign currency	563,368	37,752,070

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$570,795	$39,012,939

See Notes to the Financial Statements

Jackson Square All-Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment loss	$(6,672)	$(3,820)
Net realized gain (loss) on investments, including foreign currency gain (loss)	568,237	(8,731)
Net change in unrealized appreciation (depreciation)
on investments and translations of foreign currency	(201,317)	790,777
Net increase in net assets resulting from operations	360,248	778,226

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	42,301	1,755,983
Proceeds from reinvestment of distributions	6,279	853
Payments for shares redeemed	(21)	(145,259)
Increase in net assets resulting from IS Class transactions	48,559	1,611,577
Net increase in net assets resulting from capital share transactions	48,559	1,611,577

DISTRIBUTIONS TO SHAREHOLDERS:
IS Class	(8,332)	(1,261)
Total distributions to shareholders	(8,332)	(1,261	)(1)
TOTAL INCREASE IN NET ASSETS	400,475	2,388,542

NET ASSETS:
Beginning of year	5,069,996	2,681,454
End of year	$5,470,471	$5,069,996	(2)

(1)  Includes investment income distribution of $1,261.
(2)  Includes accumulated undistributed net investment loss of $(11,601).

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment loss	$(30,925)	$(8,798)
Net realized gain on investments, including foreign currency gain (loss)	608,805	193,383
Net change in unrealized appreciation (depreciation)
on investments and translations of foreign currency	(164,468)	1,811,497
Net increase in net assets resulting from operations	413,412	1,996,082

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	569,638	3,748,277
Proceeds from reinvestment of distributions	159,266	—
Payments for shares redeemed	(549)	(124,724)
Increase in net assets resulting from IS Class transactions	728,355	3,623,553
Institutional Class:
Proceeds from shares sold	—	1,000
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—
Increase in net assets resulting from Institutional Class transactions	—	1,000
Net increase in net assets resulting from capital share transactions	728,355	3,624,553

DISTRIBUTIONS TO SHAREHOLDERS:
IS Class	(185,930)	—
Institutional Class	(1,298)	—
Total distributions to shareholders	(187,228)	—
TOTAL INCREASE IN NET ASSETS	954,539	5,620,635

NET ASSETS:
Beginning of year	9,185,204	3,564,569
End of year	$10,139,743	$9,185,204 (1)

(1)	Includes accumulated undistributed net investment income of $0.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income	$183,618	$503,611
Net realized gain on investments	31,921,984	20,077,849
Net change in unrealized appreciation	(21,850,400)	16,182,381
Net increase in net assets resulting from operations	10,255,202	36,763,841

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	20,975,723	12,885,069
Proceeds from reinvestment of distributions	15,804,171	23,373,323
Payments for shares redeemed	(68,459,791)	(83,471,569)
Decrease in net assets resulting from IS Class transactions	(31,679,897)	(47,213,177)
Institutional Class:
Proceeds from shares sold	1,576,805	101,000
Proceeds from reinvestment of distributions	13,607	—
Payments for shares redeemed	—	—
Increase in net assets resulting from Institutional Class transactions	1,590,412	101,000
Investor Class:
Proceeds from shares sold	—	—
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—
Increase in net assets resulting from Investor Class transactions	—	—
Net decrease in net assets resulting from capital share transactions	(30,089,485)	(47,112,177)

DISTRIBUTIONS TO SHAREHOLDERS:
IS Class	(17,147,758)	(25,612,928)
Institutional Class	(19,374)	(6,952)
Investor Class	(5,549)	(6,919)
Total distributions to shareholders	(17,172,681)	(25,626,799	)(1)
TOTAL DECREASE IN NET ASSETS	(37,006,964)	(35,975,135)

NET ASSETS:
Beginning of year	155,705,992	191,681,127
End of year	$118,699,028	$155,705,992	(2)

(1)
Includes net investment income distributions of $534,927, $132, and $99 and net realized gain distributions of $25,078,001, $6,820, and $6,820 for the IS Class, Institutional Class, and Investor Class, respectively.

(2)	Includes accumulated undistributed net investment income of $281,951.

See Notes to the Financial Statements

Jackson Square Select 20 Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income	$7,427	$5,718
Net realized gain on investments, including foreign currency gain (loss)	11,311,469	15,936,338
Net change in unrealized depreciation
on investments and translations of foreign currency	(10,748,101)	(7,945,158)
Net increase in net assets resulting from operations	570,795	7,996,898

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	70,738	4,196,994
Proceeds from reinvestment of distributions	10,827,172	—
Payments for redemption-in-kind	(25,497,525)	—
Payments for shares redeemed	(4,005,847)	(58,053,067)
Decrease in net assets resulting from IS Class transactions	(18,605,462)	(53,856,073)
Net decrease in net assets resulting from capital share transactions	(18,605,462)	(53,856,073)

DISTRIBUTIONS TO SHAREHOLDERS:
IS Class	(11,244,462)	—
Total distributions to shareholders	(11,244,462)	—
TOTAL DECREASE IN NET ASSETS	(29,279,129)	(45,859,175)

NET ASSETS:
Beginning of year	34,082,068	79,941,243
End of year	$4,802,939	$34,082,068 (1)

(1)  Includes accumulated undistributed net investment loss of $(143,596).

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income	$1,260,869	$169,630
Net realized gain on investments, including foreign currency gain (loss)	69,575,762	2,088,632
Net change in unrealized appreciation (depreciation)
on investments and translations of foreign currency	(31,823,692)	55,928,314
Net increase in net assets resulting from operations	39,012,939	58,186,576

CAPITAL SHARE TRANSACTIONS:
IS Class:
Proceeds from shares sold	54,799,940	79,125,821
Proceeds from reinvestment of distributions	913,627	417,244
Payments for shares redeemed	(37,683,664)	(13,599,714)
Increase in net assets resulting from IS Class transactions	18,029,903	65,943,351
Institutional Class:
Proceeds from shares sold	96,615,943	103,234,289
Proceeds from reinvestment of distributions	1,193,075	525,410
Payments for shares redeemed	(33,384,762)	(12,213,631)
Increase in net assets resulting from Institutional Class transactions	64,424,256	91,546,068
Investor Class:
Proceeds from shares sold	79,281,692	5,017,368
Proceeds from reinvestment of distributions	37,350	537
Payments for shares redeemed	(14,329,990)	(518,931)
Increase in net assets resulting from Investor Class transactions	64,989,052	4,498,974
Net increase in net assets resulting from capital share transactions	147,443,211	161,988,393

DISTRIBUTIONS TO SHAREHOLDERS:
IS Class	(923,726)	(433,812)
Institutional Class	(1,216,938)	(531,067)
Investor Class	(37,350)	(537)
Total distributions to shareholders	(2,178,014)	(965,416	)(1)
TOTAL INCREASE IN NET ASSETS	184,278,136	219,209,553

NET ASSETS:
Beginning of year	378,755,456	159,545,903
End of year	$563,033,592	$378,755,456	(2)

(1)
Includes net investment income distributions of $110,594, $128,571, and $99 and net realized gain distributions of $323,218, $402,496, and $438 for the IS Class, Institutional Class, and Investor Class, respectively.

(2)	Includes accumulated undistributed net investment loss of $(80,521).

See Notes to the Financial Statements

Jackson Square All-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

IS Class
			For the Period
	Year Ended	Year Ended	Inception(1) through
	October 31, 2018	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$21.21	$17.55	$18.00

Investment operations:
Net investment loss(2)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.53	3.69	(0.44)
Total from investment operations	1.50	3.67	(0.45)

Less distributions from:
Net investment income	—	(0.01)	—
Net realized gains	(0.03)	—	—
Total distributions	(0.03)	(0.01)	—
Net asset value, end of period	$22.68	$21.21	$17.55

Total Return(3)	7.10%	20.90%	-2.50%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$5,470	$5,070	$2,681

Ratio of expenses to average net assets:
Before expense reimbursement/waiver(4)	2.45%	2.93%	18.59%
After expense reimbursement/waiver(4)	0.90%	0.90%	0.90%

Ratio of net investment loss to average net assets:
After expense reimbursement/waiver(4)	(0.12)%	(0.10)%	(0.50)%

Portfolio Turnover(3)	61%	60%	3%

(1)	Inception date of the IS Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

IS Class
			For the Period
	Year Ended	Year Ended	Inception(1) through
	October 31, 2018	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$22.73	$17.66	$18.00

Investment operations:
Net investment loss(2)	(0.07)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.08	5.09	(0.33)
Total from investment operations	1.01	5.07	(0.34)

Less distributions from:
Net investment income	(0.01)	—	—
Net realized gains	(0.45)	—	—
Total distributions	(0.46)	—	—
Net asset value, end of period	$23.28	$22.73	$17.66

Total Return(3)	4.49%	28.71%	-1.89%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$10,074	$9,121	$3,516

Ratio of expenses to average net assets:
Before expense reimbursement/waiver(4)	2.00%	2.39%	14.49%
After expense reimbursement/waiver(4)	1.05%	1.05%	1.05%

Ratio of net investment loss to average net assets:
After expense reimbursement/waiver(4)	(0.31)%	(0.12)%	(0.62)%

Portfolio Turnover(3)(5)	41%	37%	3%

(1)	Inception date of the IS Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

Jackson Square Global Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

Institutional Class
			For the Period
	Year Ended	Year Ended	Inception(1) through
	October 31, 2018	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$22.71	$17.66	$18.00

Investment operations:
Net investment loss(2)	(0.07)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	1.07	5.09	(0.32)
Total from investment operations	1.00	5.05	(0.34)

Less distributions from:
Net investment income	(0.01)	—	—
Net realized gains	(0.45)	—	—
Total distributions	(0.46)	—	—
Net asset value, end of period	$23.25	$22.71	$17.66

Total Return(3)	4.45%	28.60%	-1.89%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$66	$64	$49

Ratio of expenses to average net assets:
Before expense reimbursement/waiver(4)	2.01%	2.59%	14.61%
After expense reimbursement/waiver(4)	1.05%	1.12%	1.15%

Ratio of net investment loss to average net assets:
After expense reimbursement/waiver(4)	(0.31)%	(0.19)%	(0.72)%

Portfolio Turnover(3)(5)	41%	37%	3%

(1)	Inception date of the Institutional Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the years.

IS Class
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31, 2018	October 31, 2017	October 31, 2016		October 31, 2015	October 31, 2014
Per Share Data

Net asset value, beginning of year	$14.79	$13.89	$16.79		$17.04	$14.60

Investment operations:
Net investment income(1)	0.02	0.04	0.05		0.11	0.11
Net realized and unrealized
gain (loss) on investments	0.74	2.83	(0.51)		1.19	2.38
Total from investment operations	0.76	2.87	(0.46)		1.30	2.49

Less distributions from:
Net investment income	(0.04)	(0.04)	(0.11)		(0.11)	(0.05)
Net realized gains	(1.57)	(1.93)	(2.33)		(1.44)	—
Total distributions	(1.61)	(1.97)	(2.44)		(1.55)	(0.05)
Net asset value, end of year	$13.94	$14.79	$13.89		$16.79	$17.04

Total Return	5.49%	24.21%	-3.20%		8.06%	17.10%

Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$116,867	$155,475	$191,583		$313,511	$277,322

Ratio of expenses to average net assets:
Before expense waiver	0.76%	0.76%	0.65%		0.64%	0.64%
After expense waiver	0.64%	0.64%	0.64%		0.64%	0.64%

Ratio of net investment income
to average net assets:
After expense waiver	0.12%	0.29%	0.36%		0.67%	0.69%

Portfolio Turnover(2)	53%	25%	27	%(3)	49%	30%

(1)	Per share amounts calculated using the average shares method.
(2)	Portfolio turnover disclosed is for the Fund as a whole.
(3)	Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

Institutional Class
			For the Period
	Year Ended	Year Ended	Inception(1) through
	October 31, 2018	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$14.78	$13.89	$14.12

Investment operations:
Net investment income (loss)(2)	0.02	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	0.75	2.83	(0.22)
Total from investment operations	0.77	2.86	(0.23)

Less distributions from:
Net investment income	(0.03)	(0.04)	—
Net realized gains	(1.57)	(1.93)	—
Total distributions	(1.60)	(1.97)	—
Net asset value, end of period	$13.95	$14.78	$13.89

Total Return(3)	5.54%	24.08%	-1.63%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,783	$179	$49

Ratio of expenses to average net assets:
Before expense waiver(4)	0.75%	0.82%	0.83%
After expense waiver(4)	0.64%	0.70%	0.74%

Ratio of net investment income (loss) to average net assets:
After expense waiver(4)	0.12%	0.23%	(0.60)%

Portfolio Turnover(3)(5)	53%	25%	27	%(6)

(1)	Inception date of the Institutional Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover disclosed is for the Fund as a whole.
(6)	Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

See Notes to the Financial Statements

Jackson Square Large-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

Investor Class
			For the Period
	Year Ended	Year Ended	Inception(1) through
	October 31, 2018	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$14.75	$13.89	$14.12

Investment operations:
Net investment loss(2)	(0.02)	— (3)	(0.01)
Net realized and unrealized gain (loss) on investments	0.75	2.82	(0.22)
Total from investment operations	0.73	2.82	(0.23)

Less distributions from:
Net investment income	—	(0.03)	—
Net realized gains	(1.57)	(1.93)	—
Total distributions	(1.57)	(1.96)	—
Net asset value, end of period	$13.91	$14.75	$13.89

Total Return(4)	5.25%	23.74%	-1.63%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$49	$52	$49

Ratio of expenses to average net assets:
Before expense waiver(5)	1.01%	1.08%	1.08%
After expense waiver(5)	0.89%	0.96%	0.99%

Ratio of net investment loss to average net assets:
After expense waiver(5)	(0.13)%	(0.03)%	(0.84)%

Portfolio Turnover(4)(6)	53%	25%	27	%(7)

(1)	Inception date of the Investor Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.
(7)	Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

See Notes to the Financial Statements

Jackson Square Select 20 Growth Fund

Financial Highlights

For a Fund share outstanding throughout the years.

IS Class
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2018		October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014
Per Share Data

Net asset value, beginning of year	$7.80		$6.83	$8.95	$11.05	$9.68

Investment operations:
Net investment income(1)	0.01		— (2)	— (2)	— (2)	0.01
Net realized and unrealized
gain (loss) on investments	0.44		0.97	(0.52)	0.98	1.51
Total from investment operations	0.45		0.97	(0.52)	0.98	1.52

Less distributions from:
Net investment income	—		—	(0.01)	(0.01)	(0.01)
Net realized gains	(2.71)		—	(1.59)	(3.07)	(0.14)
Total distributions	(2.71)		—	(1.60)	(3.08)	(0.15)
Net asset value, end of year	$5.54		$7.80	$6.83	$8.95	$11.05

Total Return	9.05%		14.20%	-6.54%	10.60%	15.92%

Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$4,803		$34,082	$79,941	$93,625	$90,354

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.00%		0.89%	0.90%	0.89%	0.87%
After expense reimbursement/waiver	0.87%		0.87%	0.89%	0.89%	0.87%

Ratio of net investment income
to average net assets:
After expense reimbursement/waiver	0.10%		0.01%	0.04%	0.00%	0.06%

Portfolio Turnover	41	%(3)	40%	22%	31%	21%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount is less than $0.01 per share.
(3)	Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the years.

IS Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014
Per Share Data

Net asset value, beginning of year	$21.37	$17.24	$18.44	$21.85	$20.72

Investment operations:
Net investment income (loss)(1)	0.08	0.02	0.05	0.07	(0.01)
Net realized and unrealized
gain on investments	2.50	4.20	0.91	1.49	1.15
Total from investment operations	2.58	4.22	0.96	1.56	1.14

Less distributions from:
Net investment income	—	(0.02)	(0.04)	(0.08)	(0.01)
Net realized gains	(0.12)	(0.07)	(2.12)	(4.89)	—
Total distributions	(0.12)	(0.09)	(2.16)	(4.97)	(0.01)
Net asset value, end of year	$23.83	$21.37	$17.24	$18.44	$21.85

Total Return	12.13%	24.59%	5.27%	8.30%	5.51%

Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$197,380	$162,033	$72,224	$51,443	$43,281

Ratio of expenses to average net assets:
Before expense waiver	0.89%	0.93%	0.91%	0.92%	0.91%
After expense waiver	0.87%	0.87%	0.90%	0.92%	0.90%

Ratio of net investment income (loss)
to average net assets:
After expense waiver	0.33%	0.10%	0.27%	0.38%	(0.05)%

Portfolio Turnover(2)	47%	23%	20%	21%	40%

(1)	Per share amounts calculated using the average shares method.
(2)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

Institutional Class
			For the Period
	Year Ended	Year Ended	Inception(1) through
	October 31, 2018	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$21.37	$17.24	$17.82

Investment operations:
Net investment income(2)	0.06	0.01	—	(3)
Net realized and unrealized gain (loss) on investments	2.50	4.21	(0.58	)(4)
Total from investment operations	2.56	4.22	(0.58)

Less distributions from:
Net investment income	—	(0.02)	—
Net realized gains	(0.12)	(0.07)	—
Total distributions	(0.12)	(0.09)	—
Net asset value, end of period	$23.81	$21.37	$17.24

Total Return(5)	12.04%	24.57%	-3.25%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$297,203	$211,787	$87,274

Ratio of expenses to average net assets:
Before expense waiver(6)	0.97%	0.99%	1.00%
After expense waiver(6)	0.95%	0.92%	0.97%

Ratio of net investment income to average net assets:
After expense waiver(6)	0.26%	0.04%	0.05%

Portfolio Turnover(5)(7)	47%	23%	20%

(1)	Inception date of the Institutional Class was September 16, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the period.

(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square SMID-Cap Growth Fund

Financial Highlights

For a Fund share outstanding throughout the periods.

Investor Class
			For the Period
	Year Ended	Year Ended	Inception(1) through
	October 31, 2018	October 31, 2017	October 31, 2016
Per Share Data

Net asset value, beginning of period	$21.30	$17.23	$17.84

Investment operations:
Net investment loss(2)	— (3)	(0.05)	—	(3)
Net realized and unrealized gain (loss) on investments	2.49	4.21	(0.61	)(4)
Total from investment operations	2.49	4.16	(0.61)

Less distributions from:
Net investment income	—	(0.02)	—
Net realized gains	(0.12)	(0.07)	—
Total distributions	(0.12)	(0.09)	—
Net asset value, end of period	$23.67	$21.30	$17.23

Total Return(5)	11.75%	24.12%	-3.42%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$68,451	$4,935	$48

Ratio of expenses to average net assets:
Before expense waiver(6)	1.24%	1.28%	1.25%
After expense waiver(6)	1.22%	1.22%	1.22%

Ratio of net investment income (loss) to average net assets:
After expense waiver(6)	(0.02)%	(0.25)%	(0.20)%

Portfolio Turnover(5)(7)	47%	23%	20%

(1)	Inception date of the Investor Class was September 19, 2016.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount is less than $0.01 per share.
(4)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the period.

(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

Jackson Square Funds

Notes to the Financial Statements
October 31, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jackson Square All-Cap Growth Fund (“All-Cap Growth Fund”), Jackson Square Global Growth Fund (“Global Growth Fund”), Jackson Square Large-Cap Growth Fund (“Large-Cap Growth Fund”), Jackson Square Select 20 Growth Fund (“Select 20 Growth Fund”), and Jackson Square SMID-Cap Growth Fund (“SMID-Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”) are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The All-Cap Growth Fund is a diversified series with its own investment objectives and policies within the Trust.  The Global Growth Fund, Large-Cap Growth Fund, Select 20 Growth Fund, and SMID-Cap Growth Fund are each a non-diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is long-term capital appreciation. The Funds offer three different share classes – Investor Class, Institutional Class, and IS Class; although not all share classes have commenced operations for certain Funds as of October 31, 2018, and therefore are not currently available for purchase.  The All Cap Growth Fund currently offers the IS Class shares, which commenced operations on September 19, 2016. The Global Growth Fund currently offers the IS Class shares and Institutional Class shares, each of which commenced operations on September 19, 2016. The Large-Cap Growth Fund currently offers the IS Class shares, which commenced operations on November 1, 2005, and the Institutional Class shares and Investor Class shares, each of which commenced operations on September 19, 2016.  The Select 20 Growth Fund currently offers the IS Class shares, which commenced operations on March 31, 2000.  The SMID-Cap Growth Fund currently offers the IS Class shares, which commenced operations on November 1, 2005, the Institutional Class shares, which commenced operations on September 16, 2016, and the Investor Class shares, which commenced operations on September 19, 2016. Each class of shares has identical rights and privileges except with respect to shareholder servicing fees, 12b-1 fees, and voting rights on matters affecting a single share class. Institutional Class shares of the Funds are subject to a maximum 0.10% shareholder servicing fee.  Investor Class shares of the Funds are subject to a 0.25% Rule 12b-1 distribution and servicing fee and a maximum 0.10% shareholder servicing fee. The Funds may issue an unlimited number of shares of beneficial interest with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the year ended October 31, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended October 31, 2018, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  As of

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2018

and during the year ended October 31, 2018, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended October 31, 2015.

Security Transactions, Investment Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share. For the year ended October 31, 2018, the following reclassifications were made:

Fund	Distributable Earnings	Paid-in Capital
Global Growth Fund	$302	$(302)
Large-Cap Growth Fund	(5,843,010)	5,843,010
Select 20 Growth Fund	(10,301,631)	10,301,631
SMID-Cap Growth Fund	(4,637,031)	4,637,031

Adjustments to the Funds shown in the above table were due to one or more of the following reasons: net operating loss forfeiture, equalization utilized, or redemption-in-kind adjustments. Additionally, the Select 20 Growth Fund had an adjustment for a redemption-in-kind that occurred in November 2017 causing realized net tax basis capital gains of $8,146,654 in which shareholders exchanged Select 20 Growth Fund shares for securities held by the Select 20 Growth Fund rather than for cash. Because such gains are not taxable to the Select 20 Growth Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings to paid-in capital.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency.  The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2018

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.10% of Institutional Class and Investor Class shares and 12b-1 fees are expensed at annual rate of 0.25% of average daily net assets of Investor Class shares (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2018

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Funds will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated. All foreign securities, with the exception of Canadian securities and those listed on a U.S. exchange, have an adjustment applied to their trade price and therefore are automatically deemed to be in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. These securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that a Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAVs per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following tables are a summary of the inputs used to value each Fund’s securities as of October 31, 2018:

All-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$5,143,921	$155,997	$—	$5,299,918
Total Investments in Securities	$5,143,921	$155,997	$—	$5,299,918

Global Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$7,089,197	$2,980,819	$—	$10,070,016
Total Investments in Securities	$7,089,197	$2,980,819	$—	$10,070,016

Large-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$115,688,390	$—	$—	$115,688,390
Total Investments in Securities	$115,688,390	$—	$—	$115,688,390

Select 20 Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$4,793,803	$—	$—	$4,793,803
Total Investments in Securities	$4,793,803	$—	$—	$4,793,803

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2018

SMID-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$538,380,877	$16,150,925	$—	$554,531,802
Short-Term Investment	—	8,983,367	—	8,983,367
Total Investments in Securities	$538,380,877	$25,134,292	$—	$563,515,169

Refer to each Fund’s Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Jackson Square Partners, LLC (the “Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
All-Cap Growth Fund	0.65%
Global Growth Fund	0.80%
Large-Cap Growth Fund	0.55%
Select 20 Growth Fund	0.65%
SMID-Cap Growth Fund	0.75%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund
All-Cap Growth Fund	0.90%
Global Growth Fund	1.05%
Large-Cap Growth Fund	0.64%
Select 20 Growth Fund	0.87%
SMID-Cap Growth Fund	0.87%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. In connection with the SMID-Cap Growth Fund’s September 16, 2016 tax free reorganization, the net assets of the orignal Jackson Square SMID-Cap Growth Fund (the “Acquired Fund”) were acquired by the SMID-Cap Growth Fund as of the close of business September 16, 2016. The Acquired Fund had commenced operations on May 2, 2016. As a result, fees waived by the Adviser from May 2, 2016 through September 16, 2016 may be recouped for a period of thirty-six months following the months during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Funds’ prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2018

	May 2019 –	November 2019 –	November 2020 –
Fund	October 2019	October 2020	October 2021
All-Cap Growth Fund	$36,041	$80,625	$84,947
Global Growth Fund	41,347	96,508	96,571
Large-Cap Growth Fund	23,827	205,262	171,824
Select 20 Growth Fund	2,736	11,510	81,765
SMID-Cap Growth Fund	88,039	172,928	102,233

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust was an officer of the Administrator until retiring on July 2, 2018.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Funds for administration and fund accounting, transfer agency, custody and compliance services for the year ended October 31, 2018, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Large-Cap Growth Fund and SMID-Cap Growth Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the year ended October 31, 2018, the Investor Class of the Large-Cap Growth Fund and SMID-Cap Growth Fund incurred expenses of $128 and $88,160, respectively, pursuant to the Plan.

The Global Growth Fund, Large-Cap Growth Fund, and SMID-Cap Growth Fund have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Institutional Class and Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Fund may reasonably request. For the

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2018

year ended October 31, 2018, the Global Growth Fund, Large-Cap Growth Fund, and SMID-Cap Growth Fund incurred shareholder servicing fees of $0, $0, and $194,492, respectively in the Institutional Class. The Large-Cap Growth Fund and SMID-Cap Growth Fund also incurred additional shareholder servicing fees of $0 and $35,265, respectively, in the Investor Class.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	All-Cap Growth Fund		Global Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
IS Class:
Shares sold	1,863	93,890	24,558	208,036
Shares issued in reinvestment
of distributions	292	48	7,007	—
Shares redeemed	(1)	(7,716)	(24)	(5,818)
Net increase	2,154	86,222	31,541	202,218
Institutional Class:
Shares sold	—	—	—	44
Shares issued in reinvestment
of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	—	—	—	44
Net increase in capital shares	2,154	86,222	31,541	202,262

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2018

	Large-Cap Growth Fund		Select 20 Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
IS Class:
Shares sold	1,413,317	977,994	12,415	572,205
Shares issued in reinvestment
of distributions	1,170,679	1,979,113	2,139,758	—
Shares redeemed-in-kind	—	—	(5,003,439)	—
Shares redeemed	(4,713,460)	(6,234,197)	(650,946)	(7,912,000)
Net decrease	(2,129,464)	(3,277,090)	(3,502,212)	(7,339,795)
Institutional Class:
Shares sold	114,677	8,587	—	—
Shares issued in reinvestment
of distributions	1,007	—	—	—
Shares redeemed	—	—	—	—
Net increase	115,684	8,587	—	—
Investor Class:
Shares sold	—	—	—	—
Shares issued in reinvestment
of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	—	—	—	—
Net decrease in capital shares	(2,013,780)	(3,268,503)	(3,502,212)	(7,339,795)

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2018

	SMID-Cap Growth Fund
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
IS Class:
Shares sold	2,259,775	4,076,602
Shares issued in reinvestment
of distributions	42,083	23,052
Shares redeemed	(1,600,626)	(707,683)
Net increase	701,232	3,391,971
Institutional Class:
Shares sold	3,936,516	5,451,161
Shares issued in reinvestment
of distributions	54,980	29,012
Shares redeemed	(1,418,215)	(630,484)
Net increase	2,573,281	4,849,689
Investor Class:
Shares sold	3,241,951	255,580
Shares issued in reinvestment
of distributions	1,727	30
Shares redeemed	(583,267)	(26,772)
Net increase	2,660,411	228,838
Net increase in capital shares	5,934,924	8,470,498

 7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by Fund for the year ended October 31, 2018, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
All-Cap Growth Fund	$—	$—	$3,637,808	$3,217,077
Global Growth Fund	—	—	4,702,414	4,081,214
Large-Cap Growth Fund	—	—	77,034,778	126,024,081
Select 20 Growth Fund*	—	—	2,947,757	7,137,669
SMID-Cap Growth Fund	—	—	369,893,143	209,998,452

*  Sales exclude securities redeemed in-kind of $25,418,671, which resulted in a net realized gain of $9,095,016.

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at October 31, 2018, were as follows:

	Aggregate Gross	Aggregate Gross	Net	Federal Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
All-Cap Growth Fund	$793,933	$(263,512)	$530,421	$4,769,497
Global Growth Fund	1,863,040	(270,342)	1,592,698	8,477,318
Large-Cap Growth Fund	20,821,944	(7,914,214)	12,907,730	102,780,660
Select 20 Growth Fund	1,242,875	(196,513)	1,046,362	3,747,441
SMID-Cap Growth Fund	73,082,309	(41,844,641)	31,237,668	532,277,501

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2018

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

At October 31, 2018, the Funds’ most recently completed fiscal year end, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long Term	Accumulated	Unrealized	Distributable
Fund	Income	Capital Gains	Gains (Losses)	Appreciation	Earnings
All-Cap Growth Fund	$55,462	$494,534	$(107)	$530,421	$1,080,310
Global Growth Fund	—	618,543	(44,296)	1,592,698	2,166,945
Large-Cap Growth Fund	3,146,099	23,974,541	—	12,907,730	40,028,370
Select 20 Growth Fund	—	—	(47)	1,046,362	1,046,315
SMID-Cap Growth Fund	13,750,996	52,153,930	(5,925)	31,237,668	97,136,669

As of October 31, 2018, the Funds had no capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2018, the Funds did not defer any post-October losses. The Global Growth Fund deferred, on a tax basis, qualified late year losses of $43,624.

The tax character of distributions paid during the year ended October 31, 2018 was as follows:

Fund	Ordinary Income*	Long Term Capital Gains	Total
All-Cap Growth Fund	$—	$8,332	$8,332
Global Growth Fund	183,966	3,262	187,228
Large-Cap Growth Fund	1,524,583	15,648,098	17,172,681
Select 20 Growth Fund	—	11,244,462	11,244,462
SMID-Cap Growth Fund	—	2,178,014	2,178,014

*  For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

Fund	Ordinary Income*	Long Term Capital Gains	Total
All-Cap Growth Fund	$1,261	$—	$1,261
Global Growth Fund	—	—	—
Large-Cap Growth Fund	535,158	25,091,641	25,626,799
Select 20 Growth Fund	—	—	—
SMID-Cap Growth Fund	239,264	726,152	965,416

*  For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Jackson Square Funds

Notes to the Financial Statements – Continued
October 31, 2018

9.  LINE OF CREDIT

The Large-Cap Growth Fund and SMID-Cap Growth Fund (collectively, the “Funds”) have established an unsecured line of credit (“LOC”) in the amount of $25,000,000, 15% of a Fund’s gross market value or 33.33% of the fair value of a Fund’s investments, whichever is less. The LOC matures, unless renewed on July 25, 2019. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions and other short-term liquidity needs of the Funds. The LOC is with the Custodian. Interest is charged at the prime rate which was 5.25% as of October 31, 2018. The interest rate during the period was between 4.25%-5.25%. The Funds have authorized the Custodian to charge any of the accounts of the Funds for any missed payments. On July 26, 2018, the Funds renewed the LOC. Prior to July 26, 2018, the Select 20 Growth Fund was included on the LOC. The Select 20 Growth Fund was removed from the LOC due to decreased asset size. For the year ended October 31, 2018, the Funds did not have any borrowings under the LOC.

10.  SECTOR RISKS

As of October 31, 2018, each Fund had a significant portion of their assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

As of October 31, 2018, the Large-Cap Growth Fund and Select 20 Growth Fund had a significant portion of their assets invested in the financial services sector. The financial services sector may be more sensitive to changes in governmental regulation, interest rates, domestic and international economies, loan losses, price competition and industry consolidation.

As of October 31, 2018, the SMID-Cap Growth Fund had a significant portion of its assets invested in the consumer discretionary sector. The consumer discretionary sector may be greatly impacted by changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulations, marketing, and supply and demand.

11.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of October 31, 2018, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Global Growth Fund	Charles Schwab	43.35%
Select 20 Growth Fund	Charles Schwab	29.69%
	Christopher Bonavico	27.79%
SMID-Cap Growth Fund	National Financial Services	38.01%

Jackson Square Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jackson Square Funds and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Jackson Square Funds comprising Jackson Square All-Cap Growth Fund, Jackson Square Global Growth Fund, Jackson Square Large-Cap Growth Fund, Jackson Square Select 20 Growth Fund, and Jackson Square SMID-Cap Growth Fund (“Jackson Square Funds” or the “Funds”), each a series of Managed Portfolio Series, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended October 31, 2015, and prior, were audited by other auditors whose report dated December 18, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 21, 2018

Jackson Square Funds

Additional Information (Unaudited)
October 31, 2018

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name, Address and	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
Year of Birth	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years
Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	38	Retired, Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Robert W. Baird & Co. Incorporated	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		(2000-2011).	(40 Portfolios)
Year of Birth: 1946	and Audit				(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013)

David A. Massart	Trustee	Indefinite	38	Co-Founder and Chief Investment	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Strategist, Next Generation Wealth	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Management, Inc. (2005-present).	(40 Portfolios)
Year of Birth: 1967	Committee				(2012-Present)
Chairman

David M. Swanson	Trustee	Indefinite	38	Founder and Managing Principal,	Independent Trustee,
615 E. Michigan St.		Term; Since		SwanDog Strategic Marketing,	ALPS Variable
Milwaukee, WI 53202		April 2011		LLC (2006-Present).	Investment Trust
Year of Birth: 1957					(10 Portfolios)
(2006-Present);
Independent Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present)
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	38	Retired, Executive Vice President,	None
615 E. Michigan St.	and Trustee	Term; Since		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 2011		(1994-Present).
Year of Birth: 1958

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC.

Jackson Square Funds

Additional Information (Unaudited) – Continued
October 31, 2018

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name, Address and	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
Year of Birth	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years
Officers

Brian R. Wiedmeyer*	President and	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Principal	Term; Since		Services, LLC (2005-Present).
Milwaukee, WI 53202	Executive	November 2018
Year of Birth: 1973	Officer

Deborah Ward	Vice President,	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Chief	Term; Since		Fund Services, LLC (2004-Present).
Milwaukee, WI 53202	Compliance	April 2013
Year of Birth: 1966	Officer and
Anti-Money
Laundering
Officer

Ryan L. Roell*	Vice President,	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer and	Term; Since		Fund Services, LLC (2005-Present).
Milwaukee, WI 53202	Principal	November 2018
Year of Birth: 1973	Financial
Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.		Term; Since		Services, LLC (2016-Present); Associate,
Milwaukee, WI 53202		November 2017		Godfrey & Kahn S.C. (2012-2016).
Year of Birth: 1979

Benjamin Eirich	Vice President	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term; Since		Fund Services, LLC (2008-Present).
Milwaukee, WI 53202	Assistant	May 2016
Year of Birth: 1981	Treasurer

Douglas Schafer	Vice President	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term; Since		Fund Services, LLC (2002-Present).
Milwaukee, WI 53202	Assistant	May 2016
Year of Birth: 1970	Treasurer

*	Prior to November 13, 2018, James R. Arnold served as President and Principal Executive Officer of the Trust and Brian R. Wiedmeyer served as Treasurer and Principal Financial Officer of the Trust.

Jackson Square Funds

Additional Information (Unaudited) – Continued
October 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-844-577-3863.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-577-3863.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-844-577-3863, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund
Global Growth Fund	14.17%
Large-Cap Growth Fund	75.18%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2018 was as follows:

Fund
Global Growth Fund	14.20%
Large-Cap Growth Fund	68.10%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund
Global Growth Fund	98.26%
Large-Cap Growth Fund	70.15%

Jackson Square Funds

Privacy Notice (Unaudited)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Jackson Square Funds

Disclosures

The materials provided herein are for general information purposes only and may not be copied or redistributed without Jackson Square’s prior consent.  The views expressed represent Jackson Square’s assessment of the strategy and market environment as of the date identified herein and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice. The information in this presentation, including statements concerning financial markets is based on current market conditions, which will fluctuate and may be superseded by subsequent market events or for other reasons.

Holdings are as of the date provided and subject to change.  Please note that where a partial list of holdings has been provided, a full list is available upon request.

Mutual fund investing involves risk. Principal loss is possible. With the exception of the All-Cap Growth Fund, the Funds are non-diversified meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore each Fund is more exposed to individual stock volatility than a diversified fund. Small- and Mid-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political economic and currency risks and differences in accounting methods. These risks are greater in emerging and frontier markets. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. The value of the foreign currency may increase or decrease against the value of the U.S. dollar, which may impact the value of the Fund’s portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies. From time to time, the trading market for a particular security or type of security in which the Funds invest may become less liquid or even illiquid.

Jackson Square claims compliance with the Global Investment Performance Standards (GIPS®).  Jackson Square has been independently verified for the periods May 1, 2014 through December 31, 2017. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards.  Past performance is no guarantee of future results. Return information presented is supplemental to the GIPS compliant presentation for the Jackson Square composites.  The volatility of the indices presented may be materially different from the performance of the Funds.  The indices employ different investment guidelines and criteria than the Funds; as a result, the holdings in the Funds may differ significantly from the securities that comprise the indices.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.  The index is unmanned and an investment cannot be made into the index.

Russell 2500® Growth Index. The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values.  The index is unmanned and an investment cannot be made into the index.

Russell 3000® Growth Index. The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.  The index is unmanned and an investment cannot be made into the index.

MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance across developed markets world-wide. Index “net” return reflects minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.  The index is

Jackson Square Funds

Disclosures – Continued

unmanned and an investment cannot be made into the index.  The index is a service mark of MSCI Barra.  MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

For comparison purposes, the indices are fully invested and include the reinvestment of income. Index returns do not reflect management fees, transaction costs, or expenses. The indices are unmanaged, and one cannot invest directly in an index. Benchmark information contained herein has been obtained from third party sources believed to be reliable, but we cannot guarantee its accuracy or completeness.  All third-party marks are the property of their respective owners. All performance data regarding the indices are historical and are not indicative of future results, and there can be no assurance that these or comparable results will actually be achieved by the strategies or that the strategies’ investment objectives will be achieved.

(This Page Intentionally Left Blank.)

Investment Adviser
Jackson Square Partners, LLC
101 California Street, Suite 3750
San Francisco, California  94111

Distributor
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, Wisconsin  53202

Custodian
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Administrator, Fund Accountant
And Transfer Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, Wisconsin  53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania  19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-844-577-3863.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended October 31, 2018 and October 31, 2017, the Funds’ principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$65,500	$65,500
Audit-Related Fees	$0	$0
Tax Fees	$15,000	$15,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Managed Portfolio Series

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    January 4, 2019

By (Signature and Title)*    /s/Ryan L. Roell
Ryan L. Roell, Treasurer

Date    January 4, 2019

* Print the name and title of each signing officer under his or her signature.